SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

         Date of Report (date of earliest event reported): June 2, 2006

                                Adal Group, Inc.
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              1-9431                                    94-3012230
     (Commission File Number)                 (IRS Employer Identification No.)

                                 67 Wall Street
                                   22nd Floor
                             New York, NY 10005-3101
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (212) 709-8122
              -----------------------------------------------------
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or receivership.

On Friday June 2, 2006, the following wholly owned subsidiaries of Adal Group,
Inc.: Adal Group (UK) Limited, Adal Seco Limited, Adal Engineering Limited, Adal Structures Limited, Adal Estates Limited, Guilform Holdings Limited and Adal Guilform Limited ("the Companies") filed a High Court application for administration in the United Kingdom. The filing provides the Companies with a moratorium in order to affect a sale or reorganization of the Companies. Three partners from PKF (UK) LLC have been appointed as Administrators to oversee the Companies. While in Administration the Companies are immediately subject to protection of the Court and all enforcement actions of creditors are automatically stayed.

The action only includes the subsidiary companies listed above and does not include any other subsidiary or Adal Group, Inc.. The Company will report shortly on any sale or restructuring plans as they are approved by the High Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAL GROUP, INC.


By: /s/ Nicholas Shrager
------------------------
Name:  Nicholas Shrager
Title: CEO and President

Dated: June 7, 2006